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                                                              Exhibit (99)(d)

                                FIRST CITIZENS
            PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
THE COMPANY FOR THE SPECIAL MEETING OF SHAREHOLDERS ON DECEMBER 2, 1994

P   The undersigned hereby constitutes and appoints JAMES D. STRIETELMEIER and
R   KAREN S. AMBLER, and each of them, his true and lawful agents and proxies
O   with full power of substitution in each, to represent the undersigned at
X   the Special Meeting of Shareholders of First Citizens Bancorp of Indiana
Y   to be held on December 2, 1994, at the main office of First Citizens, One
    Citizens Plaza, Anderson, Indiana 46015, and at any adjournments thereof.

                                        (Change of Address)

                     ________________________________________________________

                     ________________________________________________________

                     ________________________________________________________

                     ________________________________________________________
                     (If you have written in the above space, please mark the
                      corresponding box on the reverse side of this card.)

    YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICE BY MARKING THE APPROPRIATE BOX,
    SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN
    ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. YOUR SHARES CANNOT
    BE VOTED UNLESS YOU SIGN AND RETURN THIS CARD.

                                                             ________________
                                                             |               |
                                                             |  SEE REVERSE  |
                                                             |     SIDE      |
                                                             |_______________|



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_____
|   |
| X |
|___|

Please mark your
votes as in this
example.


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
                                           FOR        AGAINST      ABSTAIN
                                          _____       _____        _____
1.  Approval of the Agreement             |    |      |    |       |    |           2.   Authorization of proxies to vote in
    and Plan of Merger by and             |____|      |____|       |____|                accordance with their judgment upon
    between First Citizens Bancorp                                                       any other matters as may properly
    of Indiana and KeyCorp, dated as                          Change of Address          come before the Special Meeting which
    of June 30, 1994, as amended                                   _____                 relate to the Agreement and Plan of Merger
    pursuant to which First Citizens                               |    |                and the transactions contemplated
    will be merged with and into KeyCorp.                          |____|                thereby.

    The Board of Directors recommends                          Attend Meeting
    a vote FOR proposal 1.                                         _____            This proxy when properly executed will be
                                                                   |    |           voted in the manner directed herein. IF NO
                                                                   |____|           DIRECTION IS MADE, THIS PROXY WILL BE
                                                                                    VOTED FOR PROPOSAL 1.

                                                                                    The signer hereby revokes all proxies
                                                                                    heretofore given by the signer to vote at
                                                                                    said meeting or any adjournments thereof.

SIGNATURE(S)__________________________________________________________ DATE ___________________

SIGNATURE(S)__________________________________________________________ DATE ___________________

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

